                                                                   EXHIBIT 10.34

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (the "Agreement") dated September 16, 2005 by and among OXFORD FINANCE CORPORATION ("Oxford"); SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 ("SVB") (SVB and the Oxford each individually a "Lender", and collectively the "Lenders"), and SGX PHARMACEUTICALS, INC. (formerly known as STRUCTURAL GENOMIX, INC.), a Delaware corporation, whose address is 10505 Roselle Street, San Diego, California 92121 ("Borrower") provides the terms on which Lenders shall lend to Borrower and Borrower shall repay Lenders. The parties agree as follows:

1    ACCOUNTING AND OTHER TERMS

     Accounting terms not defined in this Agreement shall be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings as set forth in Section 13. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2    LOANS AND TERMS OF PAYMENT

     2.1 PROMISE TO PAY.

     Borrower hereby unconditionally promises to pay Lenders the unpaid principal amount of all Credit Extensions hereunder with all interest, fees and finance charges due thereon as and when due in accordance with this Agreement.

     2.1.1 EQUIPMENT ADVANCES.

     (a) Availability. Subject to the terms and conditions of this Agreement, Lenders agree, severally and not jointly, to lend to Borrower from time to time prior to the Equipment Commitment Termination Date, advances (each an "Equipment Advance" and collectively the "Equipment Advances") in an aggregate amount not to exceed the Equipment Commitment Amount according to each Lender's pro rata share of the Equipment Commitment Amount (based upon the respective Equipment Commitment Percentage of each Lender). When repaid, the Equipment Advances may not be re-borrowed. Lenders' obligation to make Equipment Advances shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Equipment Commitment Termination Date. The Equipment Advances may only be used to finance or refinance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance (determined based upon the applicable invoice date of such Eligible Equipment) (provided that any Equipment Advances made on or after April 1, 2006 and before May 31, 2006 may be used to finance or refinance Eligible Equipment purchased on or after January 1, 2006 (determined based upon the applicable invoice date of such Eligible Equipment)) and may not exceed one hundred percent (100%) of the Original Stated Cost of the Financed Equipment. Each Equipment Advance must be for a minimum of One Hundred Thousand Dollars ($100,000). The number of Equipment Advances is limited to twice per month.

     (b) Procedure. To obtain an Equipment Advance, Borrower must notify Lenders (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time seven (7) Business Days before the day on which the Equipment Advance is to be made ("Equipment Advance Funding Date"). Borrower shall deliver to Lenders a completed supplement in substantially the form attached as Exhibit C (the "Loan Supplement"), signed by a Responsible Officer, or his or her designee, copies of invoices for the Financed Equipment and such additional information as Lenders may reasonably request at least five (5) Business Days before the proposed Equipment Advance Funding Date. In addition, the notice in the form of Exhibit B (Payment/Advance Form) and a Note payable to each Lender in the form of Exhibit H must be signed by a Responsible Officer or designee and include a copy of the invoice for the Financed Equipment being financed. On the Equipment Advance Funding Date, each Lender shall credit and/or transfer (as applicable) to Borrower's deposit account, an amount equal to its Equipment Commitment Percentage multiplied by the amount of the Equipment Advance. Each Lender may make Equipment Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Equipment Advances are necessary to meet Obligations which have become due. Each Lender may rely on any telephone notice given by a person whom such Lender believes is a Responsible Officer or designee. Borrower shall indemnify each Lender for any loss Lender suffers due to such reliance.

     2.1.2 GROWTH CAPITAL LOAN FACILITY.

     (a) Availability. Subject to the terms and conditions of this Agreement, Lenders agree, severally and not jointly, to lend to Borrower from time to time prior to the Growth Capital Commitment Termination Date, advances (each a "Growth Capital Advance" and collectively the "Growth Capital Advances") in an aggregate amount not to exceed the Growth Capital Loan Commitment according to each Lender's pro rata share of the Growth Capital Loan Commitment (based upon the respective Growth Capital Commitment Percentage of each Lender). When repaid, the Growth Capital Advances may not be re-borrowed. Lenders' obligation to lend hereunder shall terminate on the earlier of (i) the occurrence and continuance of an Event of Default, or (ii) the Growth Capital Commitment Termination Date. For purposes of this Section, the minimum amount of each Growth Capital Advance is One Million Dollars ($1,000,000).

     (b) Borrowing Procedure. To obtain a Growth Capital Advance, Borrower must notify Lenders by facsimile or telephone by 12:00 p.m. Pacific Time seven (7) Business Days prior to the date the Growth Capital Advance is to be made. If such notification is by telephone, Borrower must promptly confirm the notification by delivering to Lenders a completed Payment/Advance Form in the form attached as Exhibit B. In addition, a Note payable to each Lender in the form of Exhibit G must be signed by a Responsible Officer or designee. On the Growth Capital Funding Date, each Lender shall credit and/or transfer (as applicable) to Borrower's deposit account, an amount equal to its Growth Capital Commitment Percentage multiplied by the amount of the Growth Capital Advance. Each Lender may make Growth Capital Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Growth Capital Advances are necessary to meet Obligations which have become due. Each Lender may rely on any telephone notice given by a person whom such Lender believes is a Responsible Officer or designee. Borrower shall indemnify each Lender for any loss Lender suffers due to such reliance.

     2.2 TERMINATION OF COMMITMENT TO LEND.

     Each Lender's obligation to lend the undisbursed portion of the Obligations shall terminate if, in such Lender's sole discretion made in good faith, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) of Borrower or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Lenders prior to the execution of this Agreement.

     2.3 REPAYMENT OF CREDIT EXTENSIONS ON EQUIPMENT ADVANCES AND GROWTH CAPITAL ADVANCES.

     (a) Principal and Interest Payments on Payment Dates.

          (i) Equipment Advances. For each Equipment Advance, Borrower shall make equal monthly payments of principal and interest, calculated by the Lenders based upon: (1) the amount of the Equipment Advance, (2) the interest rate applicable thereto as determined in accordance with Section 2.3(b) of this Agreement, and (3) an amortization schedule equal to the Equipment Advance Repayment Period, on the first Business Day of the month following the month in which the Equipment Advance Funding Date occurs (or commencing on the Equipment Advance Funding Date if the Equipment Advance Funding Date is the first Business Day of the month) with respect to such Equipment Advance and continuing thereafter during the Equipment Advance Repayment Period on the first Business Day of each successive calendar month (each an "Equipment Advance Payment Date"). All unpaid principal and accrued interest is due and payable in full on the Equipment Advance Maturity Date with respect to such Equipment Advance. An Equipment Advance may only be prepaid in accordance with Sections 2.3(c), 2.3(d) and 2.3(e).

          (ii) Growth Capital Advance. For each Growth Capital Advance, Borrower shall make monthly payments of interest only commencing on the first Business Day of the month following the month in which the Growth Capital Funding Date occurs (or commencing on the Growth Capital Funding Date if the Growth Capital Funding Date is the first Business Day of the month) with respect to such Growth Capital Advance and continuing thereafter on the first Business Day of each successive calendar month (each a "Growth Capital Interest Only Payment Date") during the Growth Capital Interest Only Period. Commencing on the Growth Capital Amortization Date, Borrower shall make thirty-six (36) equal monthly payments of principal and interest which would fully amortize the outstanding Growth Capital Advances as of the Growth Capital Amortization Date over the Growth Capital Repayment Period (individually, the "Growth Capital Scheduled Payment", and collectively, "Growth Capital Scheduled Payments") and on the first Business Day of each successive month and continuing thereafter during the Growth Capital Repayment Period on the first Business Day of each successive calendar month (each a "Growth Capital Scheduled Payment Date "). All unpaid principal and accrued interest is due and payable in full on the Growth Capital Maturity Date. A Growth Capital Advance may only be prepaid in accordance with Sections 2.3(c) and 2.3(d). Each Growth Capital Interest Only Payment Date and each Growth Capital Scheduled Payment Date are sometimes referred to as a "Growth Capital Payment Date."

          (iii) Payments received as to an Equipment Advance or a Growth Capital Advance after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day.

     (b) Interest Rate.

          (i) Equipment Advances. Borrower shall pay interest on each Equipment Advance Payment Date on the unpaid principal amount of each Equipment Advance until the Equipment Advance has been paid in full, at the fixed rate equal to the greater of: (i) ten percent (10%) per annum, or (ii) six and one-tenth percent (6.1%) per annum in excess of the Treasury Rate as of the date of the Equipment Advance Funding Date, determined by Lenders for each Equipment Advance. Interest is computed on the basis of a 360 day year of twelve 30-day months.

          (ii) Growth Capital Loans. Borrower shall pay interest on each Growth Capital Payment Date on the unpaid principal amount of each Growth Capital Advance until the Growth Capital Advance has been paid in full, at the fixed rate equal to the greater of: (i) ten percent (10%) per annum, or (ii) six and one-tenth percent (6.1%) per annum in excess of the Treasury Rate as of the date of the Growth Capital Funding Date, determined by Lenders for each Growth Capital Advance. Interest is computed on the basis of a 360 day year of twelve 30-day months.

          (iii) Default Rate. Any amounts outstanding under the Equipment Advances, or Growth Capital Advances during the continuance of an Event of Default shall bear interest at a per annum rate equal to the Default Rate.

     (c) Mandatory Prepayment Upon an Acceleration. If the Equipment Advances and/or the Growth Capital Advances are accelerated following the occurrence of an Event of Default or otherwise, Borrower shall immediately pay to Lenders an amount equal to the sum of: (i) all outstanding principal plus accrued interest,
(ii) the Prepayment Fee, plus (iii) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

     (d) Permitted Prepayment of Loans. Borrower shall have the option to prepay all, but not less than all, of the Equipment Advances or the Growth Capital Advances advanced by Lenders under this Agreement, provided Borrower (i) provides written notice to Lenders of its election to prepay the Equipment Advances or the Growth Capital Advances at least thirty (30) days prior to such prepayment, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued interest, (B) the Prepayment Fee (except as provided in Section 7.2 or Section 7.3), plus (C) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts. Borrower shall have the option to prepay all, but not less than all, of the Equipment Advances and the Growth Capital Advances advanced by Lenders under this Agreement, if Lenders do not give the consent described in
Section 7.2 or Section 7.3 provided Borrower (i) provides written notice to Lenders of its election to so prepay, and (ii) pays, on the date of such prepayment (A) all outstanding principal plus accrued interest, plus (B) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

     (e) Prepayment of Equipment Advances upon an Event of Loss. Borrower shall bear the risk of any loss, theft, destruction, or damage of or to the Financed Equipment. If during the term of this Agreement any item of Financed Equipment becomes obsolete or is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason for a period equal to at least the remainder of the term of this Agreement (an "Event of Loss"), then in each case:

          (i) if no Event of Default has occurred or is continuing, within ten
(10) days following the Event of Loss, at Borrower's option, Borrower shall (x) pay to Lenders on account of the Obligations an amount equal to (1) the ratio (expressed as a percentage) of (A) the Original Stated Costs of the item(s) of Financed Equipment subject to the Event of Loss to (B) the Equipment Advance Loan Amount for the Equipment Advance financing such item(s) of Financed Equipment, multiplied by (2) all accrued and unpaid interest with respect to the applicable Equipment Advance(s) to the date of the prepayment, plus all outstanding principal with respect to the applicable Equipment Advance(s); or
(y) repair or replace any Financed Equipment subject to an Event of Loss provided the repaired or replaced Financed Equipment is of equal or like value to the Financed Equipment subject to an Event of Loss and provided further that Lenders have a first priority perfected security interest in such repaired or replaced Financed Equipment;

          (ii) if an Event of Default has occurred and is continuing (and so long as the Equipment Advances have not been accelerated, in which case the amounts owing shall be governed by Section 2.3(c) and 9.1(a)), within ten (10) days following the Event of Loss, Borrower shall pay to Lenders on account of the Obligations an amount equal to (1) the ratio (expressed as a percentage) of
(A) the Original Stated Costs of the item(s) of Financed Equipment subject to the Event of Loss to (B) the Equipment Advance Loan Amount for the Equipment Advance financing such item(s) of Financed Equipment, multiplied by (2) all accrued and unpaid interest with respect to the applicable Equipment Advance(s) to the date of the prepayment, plus all outstanding principal with respect to the applicable Equipment Advance(s); plus (3) all other sums, if any, that shall have become due and payable, including interest at the Default Rate with respect to any past due amounts.

     (f) Debit of Accounts. SVB may debit any of Borrower's deposit accounts including Account Number 3300295549 for principal and interest payments or any other amounts Borrower owes SVB hereunder. These debits shall not constitute a set-off. Borrower shall separately set up an ACH payment structure in favor of Oxford, satisfactory to Oxford.

     2.4 FEES.

     Borrower will pay to Lenders:

     (a) Loan Fee. A fully earned, non-refundable Loan Fee of $20,000 (to be shared between SVB and the Oxford pursuant to their respective Growth Capital Commitment Percentages) is due on the Effective Date.

     (b) Prepayment Fee. The Prepayment Fee, as defined herein, if and when applicable.

     (c) Lenders Expenses. All Lenders Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the Effective Date, when due. Borrower has paid Lenders a good faith deposit of $10,000 (the "Good Faith Deposit"). Any portion of the Good Faith Deposit not utilized to pay Lenders Expenses in connection with the documentation, negotiation and closing of this Agreement and the Loan Documents shall be refunded to Borrower after the determination of such Lenders Expenses.

3    CONDITIONS OF LOANS

     3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION.

     The Lenders' agreement to make the initial Credit Extension is subject to the condition precedent that Lenders shall have received, in form and substance satisfactory to Lenders, such documents and completion of such other matters, as Lenders may reasonably deem necessary or appropriate, including, without limitation, the following:

     (a) this Agreement;

     (b) a certificate of the Secretary of Borrower with respect to articles, by-laws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

     (c) Perfection Certificate by Borrower;

     (d) an Intercreditor Agreement;

     (e) financing statements (Forms UCC-1);

     (f) GECC has released its fixture filing against certain of Borrower's assets in San Diego County, in form acceptable to Lenders:

     (g) Account Control Agreement/Investment Account Control Agreements (SVB and other financial institutions);

     (h) insurance certificate;

     (i) payment of the fees and Lenders Expenses then due specified in Section
2.4 hereof;

     (j) Certificate of Foreign Qualification (if applicable);

     (k) Certificate of Good Standing/Legal Existence; and

     (l) such other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

     3.2 CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.

     The obligations of Lenders to make each Credit Extension, including the initial Credit Extension, is subject to the following:

     (a) timely receipt of any Payment/Advance Form.

     (b) Borrower shall have duly executed and delivered to each Lender a Note in the amount of such Lender's Equipment Advance or Growth Capital Advance, as applicable.

     (c) with respect to an Equipment Advance only, a Loan Supplement.

     (d) For each Growth Capital Advance or Equipment Advance, a Warrant to Purchase Stock for SVB in the form of Exhibit D for the number of shares of Series B Preferred Stock equal to 4.8% of such Growth Capital Advance or Equipment Advance made by SVB divided by $4.71 (rounded to the nearest whole number) duly executed and delivered by Borrower.

     (e) For each Growth Capital Advance or Equipment Advance, a Warrant to Purchase Stock for Oxford in the form of Exhibit E for the number of shares of Series B Preferred Stock equal to 4.8% of such Growth Capital Advance or Equipment Advance made by Oxford divided by $4.71 (rounded to the nearest whole number) duly executed and delivered by Borrower.

     (f) the representations and warranties in Section 5 shall be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default shall have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain materially true.

4    CREATION OF SECURITY INTEREST

     4.1 GRANT OF SECURITY INTEREST. Borrower hereby grants to each Lender, to secure the payment and performance in full of all of the Obligations and the performance of each of Borrower's duties under the Loan Documents, a continuing security interest in, and pledges and assigns to each Lender the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. Borrower warrants and represents that the security interest granted herein shall be a first priority security interest in the Collateral. SVB may place a "hold" on any certificates of deposit or deposit or investment accounts pledged as Collateral to secure cash management services, corporate business credit cards or letters of credit separately issued or supplied by SVB under separate agreements between SVB and Borrower.

     Borrower agrees that any disposition of the Collateral in violation of this Agreement, by either the Borrower or any other Person, shall be deemed to violate the rights of the Lenders under the Code. If the Agreement is terminated, Lenders' lien and security interest in the Collateral shall continue until Borrower fully satisfies its Obligations. If Borrower shall at any time, acquire a commercial tort claim, Borrower shall promptly notify Lenders in a writing signed by Borrower of the brief details thereof and grant to Lenders in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to Lenders.

     Upon the indefeasible payment in full in cash of all Obligations under this Agreement and the termination of any obligation of any Lender to make Credit Extensions hereunder, Lenders shall execute and deliver to Borrower, at Borrower's sole cost and expense, all documents and instruments as shall be reasonably necessary to evidence termination of the security interest in the Collateral created hereunder, including a UCC-3 Termination Statement.

     4.2 AUTHORIZATION TO FILE FINANCING STATEMENTS.

     Borrower hereby authorizes Lenders to file financing statements, without notice to Borrower, with all appropriate jurisdictions, in order to perfect or protect Lenders' interest or rights hereunder.

5    REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to each Lender as follows:

     5.1 DUE ORGANIZATION AND AUTHORIZATION.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. In connection with this Agreement, the Borrower delivered to Lenders a certificate signed by the Borrower and entitled "Perfection Certificate". The Borrower represents and warrants to each Lender that: (a) the Borrower's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof; (b) the Borrower is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate; (c) the Perfection Certificate accurately sets forth the Borrower's organizational identification number or accurately states that the Borrower has none; (d) the Perfection Certificate accurately sets forth the Borrower 's place of business, or, if more than one, its chief executive office as well as the Borrower's mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Borrower is accurate and complete. If the Borrower does not now have an organizational identification number, but later obtains one, Borrower shall forthwith notify the Lenders of such organizational identification number.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's organizational documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

     5.2 COLLATERAL.

     Borrower has good title to the Collateral, free of Liens except Permitted Liens. Borrower has no deposit account, other than the deposit accounts with SVB and deposit accounts described in the Perfection Certificate delivered to Lenders in connection herewith. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. The Collateral is not in the possession of any third party bailee (such as a warehouse). Except as hereafter disclosed to the Lenders in writing by Borrower, none of the components of the Collateral shall be maintained at locations other than as provided in the Perfection Certificate. In the event that Borrower, after the date hereof, intends to store or otherwise deliver any portion of the Collateral to a bailee, then Borrower will first receive the written consent of Lenders and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Lenders. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change.

     5.3 LITIGATION.

     Except as shown in the Perfection Certificate, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any Subsidiary in which an adverse decision could reasonably be expected to cause a Material Adverse Change.

     5.4 NO MATERIAL DETERIORATION IN FINANCIAL STATEMENTS.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Lenders fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Lenders, although Borrower's cash may have declined to pay necessary and ordinary course business expenses.

     5.5 SOLVENCY.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

     5.6 REGULATORY COMPLIANCE.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to make such declarations, notices or filings would not reasonably be expected to cause a Material Adverse Change.

     5.7 SUBSIDIARIES.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

     5.8 FULL DISCLOSURE.

     No written representation, warranty or other statement of Borrower in any certificate or written statement given to any Lender (taken together with all such written certificates and written statements given to any Lender) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading, it being recognized by Lenders that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected or forecasted results.

6    AFFIRMATIVE COVENANTS

     Borrower shall do all of the following for so long as any Lender has an obligation to make any Credit Extension, or there are outstanding Obligations:

     6.1 GOVERNMENT COMPLIANCE.

     Borrower shall maintain its and all Subsidiaries' legal existence and good standing as a Registered Organization and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on Borrower's business or operations. Borrower shall comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations.

     6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

     (a) So long as Borrower is not subject to the reporting requirements of Sections 12 or 15 of the Securities and Exchange Act, as amended, Borrower shall deliver to Lenders: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Lenders;
(ii) as soon as available, but no later than one hundred eighty (180) days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Lenders; (iii) annual financial projections approved by Borrower's Board of Directors consistent in form and detail with those provided to Borrower's venture capital investors as soon as available, but no later than sixty (60) days after Board approval; and (iv) budgets, sales projections, operating plans or other financial information reasonably requested by Lenders.

     (b) In the event that the Borrower's stock becomes publicly held, Borrower shall deliver to Lenders, within five (5) days of filing, copies of or electronic links to (in the case of electronic links being provided to Lenders, Borrower shall still be required to submit to Lenders the applicable compliance certificate in the form of Exhibit F) all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

     (c) In addition, Borrower shall deliver to Lenders: (i) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; and (ii) such other financial information as Lenders may reasonably request from time to time.

     (d) Within thirty (30) days after the last day of each month, Borrower shall deliver to Lenders a Compliance Certificate signed by a Responsible Officer in the form of Exhibit F.

     6.3 INVENTORY; RETURNS.

     Borrower shall keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors shall follow Borrower's customary practices as they exist at the Effective Date. Borrower must promptly notify Lenders of all returns, recoveries, disputes and claims, which involve more than $50,000.

     6.4 TAXES.

     Borrower shall make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Lenders, on demand, appropriate certificates attesting to such payments.

     6.5 INSURANCE.

     Borrower shall keep its business and the Collateral insured for risks and in amounts standard for companies in Borrower's industry and location and as Lenders may reasonably request. Insurance policies shall be in a form, with companies, and in amounts that are satisfactory to Lenders. All property policies shall have a lender's loss payable endorsement showing each Lender as an additional loss payee and waive subrogation against Lenders, and all liability policies shall show, or have endorsements showing, each Lender as an additional insured. All policies (or the loss payable and additional insured endorsements) shall provide that the insurer must give Lenders at least thirty
(30) days notice before canceling, amending, or declining to renew its policy. At Lenders' request, Borrower shall deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy shall, at Lenders' option, be payable to Lenders on account of the Obligations. Notwithstanding the foregoing and other than with respect to Financed Equipment which is governed by Section 2.3(e), (a) so long as no Event of Default has occurred and is continuing, Borrower shall have the option of applying the proceeds of any casualty policy up to $25,000, in the aggregate, toward the replacement or repair of destroyed or damaged property; provided that any such replaced or repaired property (i) shall be of equal or like value as the replaced or repaired Collateral and (ii) shall be deemed Collateral in which Lenders have been granted a first priority security interest, and (b) after the occurrence and during the continuance of an Event of Default, all proceeds payable under such casualty policy shall, at the option of Lenders, be payable to Lenders on account of the Obligations. If Borrower fails to obtain insurance as required under this Section 6.5 or to pay any amount or furnish any required proof of payment to third persons and Lenders, Lenders may make all or part of such payment or obtain such insurance policies required in this Section 6.5, and take any action under the policies Lenders deem prudent.

     6.6 ACCOUNTS.

     (a) Borrower shall maintain Borrower's primary depository and operating accounts and securities accounts with SVB, which accounts shall represent at least 15% of the dollar value of the Borrower's accounts at all financial institutions.

     (b) Borrower shall identify to Lenders, in writing, any bank or securities account opened by Borrower with any institution other than SVB. In addition, for each such account that the Borrower at any time opens or maintains, Borrower shall, at the Lenders' request and option, pursuant to an agreement in form and substance acceptable to the Lenders cause the depository bank or securities intermediary to agree that such account is the collateral of Lenders pursuant to the terms hereunder. The provisions of the previous sentence shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower's employees.

     6.7 INTELLECTUAL PROPERTY.

     Borrower shall: (i) protect, defend and maintain the validity and enforceability of the Intellectual Property; (ii) promptly advise Lenders in writing of material infringements of the Intellectual Property; and (iii) not allow any Intellectual Property material to the Borrower's business to be abandoned, forfeited or dedicated to the public without Lenders' written consent.

     6.8 FURTHER ASSURANCES.

     Borrower shall execute any further instruments and take further action as Lenders reasonably request to perfect or continue Lenders' security interest in the Collateral or to effect the purposes of this Agreement.

7    NEGATIVE COVENANTS

     Borrower shall not do any of the following without the Lenders' prior written consent for so long as any Lender has an obligation to make Credit Extensions or there are any outstanding Obligations:

     7.1 DISPOSITIONS.

     Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of worn-out or obsolete Equipment not constituting Financed Equipment; (iii) of licenses and similar arrangements for the use of the Intellectual Property of Borrower or its Subsidiaries in the ordinary course of business, including licensing of Intellectual Property to partnership in bona fide corporate collaborations; or (iv) such other Transfers not to exceed $50,000 in the aggregate in any fiscal year.

     7.2 CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR LOCATIONS OF COLLATERAL.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or reasonably related thereto, or have a material change in its ownership (other than by the sale of Borrower's equity securities in a public offering or to venture capital investors so long as Borrower identifies to Lenders the venture capital investors prior to the closing of the investment), or a material change in management; provided, however, if Lenders do not consent to such material change in ownership or material change in management, then Borrower may prepay all of the Obligations without payment of the Prepayment Fee. Borrower shall not, without at least thirty (30) days prior written notice to Lenders: (i) relocate its chief executive office, or add any new offices or business locations, including warehouses (unless such new offices or business locations contain less than Five Thousand Dollars ($5,000) in Borrower's assets or property), or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, or (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.

     7.3 MERGERS OR ACQUISITIONS.

     Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person; provided, however, if Lenders do not consent to such a transaction, then Borrower may prepay all of the Obligations without payment of the Prepayment Fee. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

     7.4 INDEBTEDNESS.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

     7.5 ENCUMBRANCE.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted herein. The Collateral may also be subject to Permitted Liens. Except as permitted under Section 7.1, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber, or enter into any agreement, document, instrument or other arrangement (except with or in favor of Lenders) with any Person which directly or indirectly prohibits or has the effect of prohibiting Borrower from selling, transferring, assigning, mortgaging, pledging, leasing, granting a security interest in or upon, or encumbering any of Borrower's Intellectual Property.

     7.6 DISTRIBUTIONS; INVESTMENTS.

     (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments or mergers or acquisitions permitted by Section 7.3 above, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock except (a) dividends and distributions payable solely in capital stock of Borrower and (b) repurchases of stock from former employees, consultants or directors of Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed $50,000 in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to any such repurchase.

     7.7 TRANSACTIONS WITH AFFILIATES.

     Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

     7.8 SUBORDINATED DEBT.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Lenders' prior written consent.

     7.9 COMPLIANCE.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

     7.10 INDEBTEDNESS PAYMENTS.

     (i) Prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any Indebtedness for borrowed money (other than amounts due under this Agreement or due any Lender) or lease obligations, (ii) amend, modify or otherwise change the terms of any Indebtedness for borrowed money or lease obligations so as to accelerate the scheduled repayment thereof or (iii) repay any notes to officers, directors or shareholders.

8    EVENTS OF DEFAULT

     Any one of the following is an Event of Default:

     8.1 PAYMENT DEFAULT.

     Borrower fails to pay any of the Obligations within three (3) days after their due date. During the additional period the failure to cure the default shall not constitute an Event of Default (but no Credit Extension shall be made during such cure period).

     8.2 COVENANT DEFAULT.

     (a) If Borrower fails to perform any obligation under Sections 6.2 or 6.7 or violates any of the covenants contained in Section 7 of this Agreement, or

     (b) If Borrower fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and any Lender and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days after the end of such 10 day period) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be made during such cure period).

     8.3 MATERIAL ADVERSE CHANGE. A Material Adverse Change occurs.

     8.4 ATTACHMENT.

          (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) the service of process upon the Borrower seeking to attach, by trustee or similar process, any funds of the Borrower on deposit with any Lender, or any entity under the control of any Lender (including a subsidiary); (iii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iv) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (v) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions shall be made during the cure period).

     8.5 INSOLVENCY.

          (i) Borrower is unable to pay its debts (including trade debts) as they mature; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within forty five (45) days (but no Credit Extensions shall be made before any Insolvency Proceeding is dismissed).

     8.6 OTHER AGREEMENTS.

     If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could result in a Material Adverse Change.

     8.7 JUDGMENTS.

     If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Two Hundred Thousand Dollars ($200,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment).

     8.8 MISREPRESENTATIONS.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Lenders or to induce Lenders to enter this Agreement or any Loan Document.

     8.9 GUARANTY.

          (i) Any guaranty of any Obligations terminates or ceases for any reason to be in full force; or (ii) any Guarantor does not perform any obligation under any guaranty of the Obligations; or (iii) any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or in any certificate delivered to Lenders in connection with the guaranty; or (iv) any circumstance described in Sections 8.3, 8.4, 8.5, or 8.8 occurs to any Guarantor, or (v) the liquidation, winding up, termination of existence, or insolvency of any Guarantor.

     8.10 INTENTIONALLY DELETED.

     8.11 LIEN PRIORITY.

     There is a material impairment in the priority of any Lender's security interest in the Collateral.

9    RIGHTS AND REMEDIES

     9.1 RIGHTS AND REMEDIES.

     When an Event of Default occurs and continues Lenders may, without notice or demand, do any or all of the following:

     (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Lenders);

     (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and any Lender;

     (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Lenders consider advisable and notify any Person owing Borrower money of Lenders' security interest in such funds and verify the amount of such account. Borrower shall collect all payments in trust for Lenders and, if requested by Lenders, immediately deliver the payments to Lenders in the form received from the account debtor, with proper endorsements for deposit;

     (d) Make any payments and do any acts it considers necessary or reasonable to protect their security interest in the Collateral. Borrower shall assemble the Collateral if Lenders request and make it available as Lenders designate. Lenders may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Lenders a license to enter and occupy any of its premises, without charge, to exercise any of Lenders' rights or remedies;

     (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by any Lender owing to or for the credit or the account of Borrower;

     (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Lenders are hereby granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, patents, copyrights, mask works, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Lenders' exercise of their rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Lenders; and

     (g) Place a "hold" on any account maintained with any Lender (provided that, except with respect to any certificates of deposit or deposit or investment accounts pledged as Collateral to secure cash management services, corporate business credit cards or letters of credit separately issued or supplied by SVB under separate agreements between SVB and Borrower, Lenders agree not to take any of the actions described in this clause (g) unless an Event of Default has occurred and is continuing);

     (h) Deliver a notice of exclusive control, any entitlement order, or other directions or instructions pursuant to any control agreement or similar agreements providing control of any Collateral (provided that, Lenders agree not to take any of the actions described in this clause (h) unless an Event of Default has occurred and is continuing);

     (i) demand and receive possession of Borrower's Books; and

     (j) exercise all rights and remedies and dispose of the Collateral according to the Code.

     9.2  POWER OF ATTORNEY.

     Borrower hereby irrevocably appoints each Lender as its lawful attorney-in-fact, to be effective upon the occurrence and during the continuance of an Event of Default, to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms such Lender determines reasonable; (iv) make, settle, and adjust all claims under Borrower's insurance policies; and (v) transfer the Collateral into the name of such Lender or a third party as the Code permits. Borrower hereby appoints each Lender as its lawful attorney-in-fact to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred until all Obligations have been satisfied in full and Lenders are under no further obligation to make Credit Extensions hereunder. Each Lender's foregoing appointment as Borrower's attorney in fact, and all of such Lender's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Lenders' obligation to provide Credit Extensions terminates.

     9.3  ACCOUNTS, NOTIFICATION AND COLLECTION.

     In the event that an Event of Default occurs and is continuing, Lenders may notify any Person owing Borrower money of Lenders' security interest in the funds and verify and/or collect the amount of the Account. After the occurrence of an Event of Default, any amounts received by Borrower shall be held in trust by Borrower for Lenders, and, if requested by Lenders, Borrower shall immediately deliver such receipts to Lenders in the form received from the account debtor, with proper endorsements for deposit.

     9.4  LENDERS EXPENSES

     Any amounts paid by Lenders as provided herein are Lenders Expenses and are immediately due and payable and shall bear interest at the then applicable rate and be secured by the Collateral. No payments by Lenders shall be deemed an agreement to make similar payments in the future or Lenders' waiver of any Event of Default.

     9.5  LENDERS' LIABILITY FOR COLLATERAL.

     So long as Lenders comply with their obligations, if any, under the Code, neither Lender shall in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other Person. Borrower bears all risk of loss, damage or destruction of the Collateral.

     9.6  REMEDIES CUMULATIVE.

     Lenders' rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Lenders have all rights and remedies provided under the Code, by law, or in equity. Lenders' exercise of one right or remedy is not an election, and Lenders' waiver of any Event of Default is not a continuing waiver. Lenders' delay is not a waiver, election, or acquiescence. No waiver hereunder shall be effective unless signed by each Lender and then is only effective for the specific instance and purpose for which it was given.

     9.7  DEMAND WAIVER.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Lenders on which Borrower is liable.

10   NOTICES

     Notices or demands by any party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service, or by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed below. A party may change its notice address by written notice to the other party.

          If to Borrower:   SGX Pharmaceuticals, Inc.
                            10505 Roselle Street
                            San Diego, CA 92121
                            Attn: James A. Rotherham, Chief Financial Officer
                            Fax: (858) 777-5610

          If to SVB:        Silicon Valley Bank
                            4442 Eastgate Mall, Suite 110
                            San Diego, California 92121
                            Attn: Susan L. Worsham
                            Fax: (858) 622-1424

          If to Oxford:     Oxford Finance Corporation
                            133 N. Fairfax Street
                            Alexandria, VA 22314
                            Attn: Michael J. Altenburger,
                            Chief Financial Officer
                            Telephone: (703) 519-4900
                            Facsimile: (703) 519-5225

                            With a copy to:

                            Oxford Finance Corporation
                            1674 Foothill Park Court
                            Lafayette, CA 94549
                            Attn: Kevin May
                            Telephone: (925) 932-7034
                            Facsimile: (925) 932-7035

11   CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER

     California law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Lenders each submit to the exclusive jurisdiction of the State and Federal courts in California and Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE LENDERS' RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

     BORROWER AND LENDERS EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12   GENERAL PROVISIONS

     12.1 SUCCESSORS AND ASSIGNS.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Lenders' prior written consent which may be granted or withheld in Lenders' discretion. Lenders have the right, without the consent of or notice to Borrower, to sell, transfer, assign, negotiate, or grant participation in all or any part of, or any interest in, Lenders' obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement, including, without limitation, an assignment to any Affiliate or related party.

     12.2 INDEMNIFICATION.

     Borrower hereby indemnifies, defends and holds Lenders and their respective officers, employees, and agents harmless against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Lenders Expenses incurred, or paid by Lenders from, following, or consequential to transactions between Lenders and Borrower (including reasonable attorneys' fees and expenses), except as to (a) and (b), for losses caused by a Lender's gross negligence or willful misconduct.

     12.3 ATTORNEYS' FEES, COSTS AND EXPENSES.

     In any action or proceeding between Borrower and any Lender arising out of the Loan Documents the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

     12.4 RIGHT OF SET-OFF.

     Borrower hereby grants to each Lender, a lien, security interest and right of set-off as security for all Obligations to such Lender, hereunder, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of such Lender or any entity under the control of such Lender (including a subsidiary of Lender) or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, a Lender may set-off the same or any part thereof and apply the same to any liability or obligation of Borrower even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     12.5 TIME OF ESSENCE.

     Time is of the essence for the performance of all Obligations in this Agreement.

     12.6 SEVERABILITY OF PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

     12.7 AMENDMENTS IN WRITING, INTEGRATION.

     All amendments to this Agreement must be in writing and signed by both Lenders and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

     12.8 COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

     12.9 SURVIVAL.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower to indemnify any Lender, including without limitation Section 12.2, shall survive until the statute of limitations with respect to such claim or cause of action shall have run.

     12.10 CONFIDENTIALITY.

     In handling any confidential information of Borrower or Borrower's Affiliates, each Lender shall exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made:
(i) to a Lender's subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Credit Extensions (provided, however, such Lender shall use commercially reasonable efforts in obtaining such prospective transferee's or purchaser's agreement to the terms of this provision); (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with a Lender's examination or audit; and (v) as Lenders consider appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in a Lender's possession when disclosed to Lenders, or becomes part of the public domain after disclosure to Lenders through no fault of Lenders; or (b) is disclosed to a Lender by a third party, if Lenders do not know that the third party is prohibited from disclosing the information.

     12.11 EFFECTIVE DATE.

     Notwithstanding anything set forth in this Agreement or any Loan Document to the contrary, this Agreement and all of the Loan Documents shall not be effective until the date on which each Lender execute this Agreement as indicated on the signature page to this Agreement.

     12.12 EXISTING OXFORD FACILITY.

     Oxford hereby consents to the incurrence of Indebtedness by Borrower pursuant to this Agreement and to the grant of a security interest in the Collateral, notwithstanding anything to the contrary contained in that certain Master Loan and Security Agreement No. 2081008 dated as of August 28, 2002 by and between Oxford and Borrower, as amended (the "Existing Oxford Agreement"), and agrees that the incurrence of such Indebtedness and the grant of such security interest shall not result in or constitute a breach or violation of any covenant contained in the Existing Oxford Agreement. Oxford further consents to Borrower's issuance of shares of Borrower's common stock in connection with its initial public offering, notwithstanding any covenant contained in the Existing Oxford Agreement, and agrees that Borrower's issuance of common stock in connection with Borrower's initial public offering shall not result in or constitute a breach or violation of any covenant contained in the Existing Oxford Agreement.

13   DEFINITIONS

     13.1 DEFINITIONS.

     In this Agreement:

     "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing, as such definition may be amended from time to time according to the Code.

     "AFFILIATE" is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which SVB is closed.

     "CODE" is the Uniform Commercial Code as adopted in California as amended and in effect from time to time.

     "COLLATERAL" is any and all properties, rights and assets of the Borrower granted by the Borrower to Lenders or arising under the Code, now, or in the future, described on Exhibit A.

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "CREDIT EXTENSION" is each Equipment Advance, Growth Capital Advance or any other extension of credit by any Lender for Borrower's benefit made pursuant to this Agreement.

     "DEFAULT RATE" means for each Equipment Advance and Growth Capital Advance, five percent (5%) above the highest rate otherwise applicable thereto.

     "DOLLARS" and "$" each means the lawful currency of the United States

     "EFFECTIVE DATE" is the date Lenders execute this Agreement and as indicated on the signature page hereof.

     "ELIGIBLE EQUIPMENT" is Equipment, including general purpose computer equipment, office equipment, test and laboratory equipment, furnishings, subject to the limitations set forth herein. All Equipment financed with the proceeds of the Equipment Advances shall be new, provided that Lenders, in their sole discretion, may finance used equipment.

     "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "EQUIPMENT ADVANCE" is defined in Section 2.1.1(a).

     "EQUIPMENT ADVANCE LOAN AMOUNT" in respect to each Equipment Advance is the original principal amount of such Equipment Advance.

     "EQUIPMENT ADVANCE MATURITY DATE" is, for each Equipment Advance, the earliest of (a) the 36th Equipment Advance Payment Date for such Equipment Advance, or (b) the occurrence of an Event of Default and acceleration of the Obligations as a consequence thereof.

     "EQUIPMENT ADVANCE PAYMENT DATE" is defined in Section 2.3(a).

     "EQUIPMENT ADVANCE REPAYMENT PERIOD" is, for each Equipment Advance, is a period of time equal to thirty six (36) consecutive months commencing on the first Business Day of the month following the month in which the Equipment Advance Funding Date occurs (or commencing on the Equipment Advance Funding Date if the Equipment Advance Funding Date is the first Business Day of the month).

     "EQUIPMENT COMMITMENT AMOUNT" is (a) One Million Dollars ($1,000,000) through December 31, 2005, plus (b) an additional One Million Dollars ($1,000,000) on or after April 1, 2006, but if and only if on or before December 31, 2005 one of the following is met: (i) the Series B Closing Condition or (ii) the IPO Condition.

     "EQUIPMENT COMMITMENT PERCENTAGE" means: (i) forty percent (40%) with respect to SVB, and sixty percent (60%) with respect to Oxford.

     "EQUIPMENT COMMITMENT TERMINATION DATE" is December 31, 2006.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "EVENT OF LOSS" is defined in Section 2.3(e).

     "FINANCED EQUIPMENT" is all present and future Eligible Equipment in which Borrower has any interest, the purchase of which is financed by an Equipment Advance.

     "GAAP" is generally accepted accounting principles.

     "GROWTH CAPITAL ADVANCE" or "GROWTH CAPITAL ADVANCES" is defined in Section 2.1.2.

     "GROWTH CAPITAL AMORTIZATION DATE" means February 1, 2006.

     "GROWTH CAPITAL COMMITMENT PERCENTAGE" means: (i) forty percent (40%) with respect to SVB, and sixty percent (60%) with respect to Oxford.

     "GROWTH CAPITAL COMMITMENT TERMINATION DATE" is (a) for the first Four Million Dollars ($4,000,000), December 31, 2005, and (b) for the second Four Million Dollars ($4,000,000), January 31, 2006.

     "GROWTH CAPITAL FUNDING DATE" is any date on which a Growth Capital Advance is made to or on account of Borrower.

     "GROWTH CAPITAL INTEREST ONLY PERIOD" means, for each Growth Capital Advance, the period of time commencing on its Growth Capital Funding Date through the day before the Growth Capital Amortization Date.

     "GROWTH CAPITAL LOAN COMMITMENT" is (a) Four Million Dollars ($4,000,000) through December 31, 2005, plus (b) an additional Four Million Dollars ($4,000,000) if and only if on or before December 31, 2005 one of the following is met: (i) the Series B Closing Condition or (ii) the IPO Condition.

     "GROWTH CAPITAL MATURITY DATE" is, for each Growth Capital Advance, the earliest of (a) January 1, 2009, the 36th Growth Capital Scheduled Payment Date for each Growth Capital Advance, or (b) the occurrence of an Event of Default and acceleration of the Obligations as a consequence thereof.

     "GROWTH CAPITAL PAYMENT DATE" is defined in Section 2.3(a)(ii).

     "GROWTH CAPITAL REPAYMENT PERIOD" is a period of time equal to thirty six
(36) consecutive months commencing on February 1, 2006.

     "GUARANTOR" is any present or future guarantor of the Obligations.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INTELLECTUAL PROPERTY" is:

     (a) Copyrights, Trademarks, Patents, Know-How and Mask Works including amendments, renewals, extensions;

     (b) All licenses or other rights to use and all license fees and royalties from the use of the intellectual property rights in (a) above and (c) and (d) below, including without limitation, all intellectual property rights licensed or sublicensed to Borrower under that certain Patent and Know How, License Agreement dated July 23, 2004, between Borrower, Shire Biochem Inc., Tanaud Ireland Inc. and Tanaud International B.V., as amended, including the related novation agreements (the "Shire License Agreement");

     (c) Any trade secrets and any intellectual property rights in methods, processes, technologies, computer software and computer software products now or later existing, created, acquired or held;

     (d) All design rights which may be available to Borrower now or later created, acquired or held;

     (e) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights in
(a), (b), (c) and (d) above;

     (f) All Proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

     "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "IPO CONDITION" means the effectiveness, after the Effective Date, but on or before December 31, 2005, of Borrower's initial public offering with Borrower receiving at least $7.5 million net cash proceeds.

     "KNOW-HOW" means all ideas, inventions, scientific information, procedures, instructions, techniques, designs, formulas, methods, data, technical information (including toxicological, pharmaceutical, non-clinical, clinical and medical data, health registration data and marketing data), processing specifications, pricing studies and market evaluation materials and all intellectual property rights therein owned, licensed or sublicensed by Borrower.

     "LENDERS EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "LETTER-OF-CREDIT RIGHT" means a right to payment or performance under a letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" are, collectively, this Agreement, any note, or notes or guaranties executed by Borrower and any other present or future agreement between Borrower and/or Guarantor for the benefit of Lenders in connection with this Agreement, all as amended, extended or restated.

     "LOAN SUPPLEMENT" is defined in Section 2.1.1(b) and attached as Exhibit C.

     "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

     "MATERIAL ADVERSE CHANGE" is: (i) a material impairment in the perfection or priority of Lenders' security interest in the Collateral or in the value of such Collateral; (ii) a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower; or (iii) a material impairment of the prospect of repayment of any portion of the Obligations.

     "NOTE" means: (i) for each Growth Capital Advance, one of the secured promissory notes of Borrower substantially in the form of Exhibit G, and (ii) for each Equipment Advance, one of the secured promissory notes of Borrower substantially in the form of Exhibit H.

     "OBLIGATIONS" are debts, principal, interest, Prepayment Fee, Lenders Expenses, and other amounts Borrower owes either of the Lenders now or later under or in connection with this Agreement, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Lenders.

     "ORIGINAL STATED COST" is (a) the original cost to Borrower of the item of new Eligible Equipment net of any and all freight, installation, tax, or (b) the fair market value assigned to such item of used Eligible Equipment by mutual agreement of Borrower and Lenders at the time of making of the Equipment Advance.

     "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same.

     "PERMITTED INDEBTEDNESS" is:

     (a) Borrower's indebtedness to Lenders under this Agreement or the Loan Documents;

     (b) Indebtedness existing on the Effective Date and shown on the Perfection Certificate, including any existing Indebtedness to any Lender;

     (c) Subordinated Debt;

     (d) Indebtedness to trade creditors incurred in the ordinary course of business;

     (e) Indebtedness secured by Permitted Liens;

     (f) Indebtedness of Borrower to any Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary to any other Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of any other Subsidiary (provided that the primary obligations are not prohibited hereby);

     (g) Other Indebtedness not otherwise permitted by Section 7.4 not exceeding $50,000 in the aggregate outstanding at any time; and

     (h) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (g) above, provided that the then outstanding principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

     "PERMITTED INVESTMENTS" are:

     (a) Investments shown on the Perfection Certificate and existing on the Effective Date;

     (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any state maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) SVB's certificates of deposit issued maturing no more than 1 year after issue, (iv) any other investments administered through the Lenders and (v) any Investments permitted by Borrower's investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved by Lenders;

     (c) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower's Board of Directors; which do not exceed $100,000 in the aggregate in any year, provided that no cash loans under this clause (ii) may be made if an Event of Default is then occurring or would otherwise upon the making thereof;

     (d) Investments (including debt obligations) received in connection with bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

     (e) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates of Borrower, in the ordinary course of business; provided that this paragraph (e) shall not apply to Investments of Borrower in any Subsidiary;

     (f) Joint ventures or strategic alliances (in the ordinary course of Borrower's business) consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed $50,000 in the aggregate in any fiscal year, provided that no such cash investment may be made if an Event of Default is then occurring or would otherwise upon the making thereof;

     (g) Investments pursuant to or arising under currency agreements or interest rate agreements entered into in the ordinary course of business;

     (h) Investments consisting of deposit accounts and securities accounts of Borrower, subject to the compliance by Borrower with the covenant set forth in
Section 6.6 hereof;

     (i) Investments of Subsidiaries in or to other Subsidiaries of Borrower and Investments by Borrower in Subsidiaries not to exceed $ 50,000 in the aggregate in any fiscal year, provided that no Investments by Borrower in Subsidiaries may be made if an Event of Default is then occurring or would otherwise upon the making thereof; and

     (j) Other Investments not otherwise permitted by Section 7.6 not exceeding $50,000 in the aggregate outstanding at any time.

     "PERMITTED LIENS" are:

     (a) Liens existing on the Effective Date and shown on the Perfection Certificate or arising under this Agreement or other Loan Documents, including Liens in favor of either Lender;

     (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Lenders' security interests;

     (c) Purchase money Liens (and including for purposes of this clause Liens incurred in connection with capital leases) (i) on Equipment acquired or held by Borrower incurred for financing the acquisition of the Equipment securing no more than $500,000 in the aggregate amount outstanding and provided there is no longer any availability to borrow Equipment Advances, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

     (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses do not prohibit granting Lenders a security interest;

     (e) materialmen's, mechanic's, repairmen's, employee's or other like Liens arising in the ordinary course of business and which are not delinquent;

     (f) banker's liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business subject to Borrower's compliance with
Section 6.6 hereof;

     (g) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 or 8.7;

     (h) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts or securities accounts held at such institutions to secure payment of fees and similar costs and expenses subject to Borrower's compliance with Section 6.6 hereof;

     (i) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in each case arising in the ordinary course of business of Borrower;

     (j) easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and similar charges or encumbrances affecting real property not constituting a material adverse effect on the business or condition (financial or otherwise) of Borrower or otherwise materially impairing the conduct of Borrower's business; and

     (k) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described above, but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the then outstanding principal amount of the indebtedness may not increase.

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PREPAYMENT FEE" shall be, for each Growth Capital Advance or Equipment Advance, an amount equal to: (1) if the prepayment date is on or before one year after the Growth Capital Funding Date and/or the Equipment Advance Funding Date (as applicable), four percent (4.0%) of the outstanding principal balance as of the prepayment date, (2) if the prepayment date is more than one year after the Growth Capital Funding Date and/or the Equipment Advance Funding Date (as applicable), but on or before two years after the Growth Capital Funding Date and/or the Equipment Advance Funding Date (as applicable), three percent (3.0%) of the outstanding principal balance as of the prepayment date, and (3) if the prepayment date is more than two years after the Growth Capital Funding Date and/or the Equipment Advance Funding Date (as applicable), two percent (2.0%) of the outstanding principal balance as of the prepayment date. The "Prepayment Fee" for Growth Capital Advances shall be the sum of all of the "Prepayment Fees" for every Growth Capital Advance. The "Prepayment Fee" for Equipment Advances shall be the sum of all of the "Prepayment Fees" for every Equipment Advance.

     "PROCEEDS" has the meaning described in the Code as in effect from time to time.

     "REGISTERED ORGANIZATION" means an organization organized solely under the law of a single state or the United States and as to which the state or the United States must maintain a public record showing the organization to have been organized.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, President, Chief Financial Officer and the Controller of Borrower.

     "SERIES B CLOSING CONDITION" means the closing, after the Effective Date but on or before December 31, 2005, of Borrower's sale or sales of at least $7,499,987 of its Series B Preferred Stock.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's debt to Lenders (pursuant to a subordination agreement entered into between the Lenders, the Borrower and the subordinated creditor), on terms acceptable to Lenders.

     "SUBSIDIARY" is any Person, corporation, partnership, limited liability company, joint venture, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "SUPPORTING OBLIGATION" means a Letter-of-Credit Right, secondary obligation or obligation of a secondary obligor or that supports the payment or performance of an account, chattel paper, a document, a general intangible, an instrument or investment property.

     "TRADEMARKS" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of the owner or licensee of such trademark and service mark rights connected with the trademarks and service mark rights.

     "TREASURY RATE" means the U.S. Treasury note yield to maturity for a 36-month term as quoted in the Wall Street Journal on the day the Equipment Advance Funding Date or the Growth Capital Advance Funding Date, as applicable.

                     (Signatures are on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        BORROWER:

                                        SGX PHARMACEUTICALS, INC.


                                        By: /s/ James A. Rotherham
                                            ------------------------------------
                                        Name: James A. Rotherham
                                        Title: Chief Financial Officer


                                        LENDERS:

                                        OXFORD FINANCE CORPORATION


                                        By: /s/ MJ Altenburger
                                            ------------------------------------
                                        Name: Michael J. Altenburger
                                        Manager Chief Financial Officer


                                        SILICON VALLEY BANK


                                        By: /s/ Susan L. Worsham
                                            ------------------------------------
                                        Name: Susan L. Worsham
                                        Title: Deal Team Leader

Effective as of September 16, 2005

                                    EXHIBIT A

     The Collateral consists of all right, title and interest of Borrower in and to the following:

     All goods, equipment, inventory, contract rights or rights to payment of money, license agreements, franchise agreements, general intangibles (including payment intangibles), accounts (including health-care receivables), documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities, and all other investment property, financial assets, whether now owned or hereafter acquired, wherever located; all Supporting Obligations and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and Proceeds thereof.

     All Letter-Of-Credit Rights (whether or not the letter of credit is evidenced by a writing); and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.

     The Collateral does not include:

     (a) Any Intellectual Property. Notwithstanding the foregoing, the Collateral shall include all accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property. To the extent a court of competent jurisdiction holds that a security interest in any Intellectual Property is necessary to have a security interest in any accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the foregoing Intellectual Property, then the Collateral shall, effective as of the Effective Date, include the Intellectual Property, to the extent necessary to permit perfection of the Lenders' security interest in such accounts, license and royalty fees and other revenues, proceeds, or income arising out of or relating to any of the Intellectual Property (other than the Intellectual Property under the Shire License Agreement).

(b) any contract, instrument or chattel paper in which the Borrower has any right, title or interest if and to the extent any such contract, instrument or chattel paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of Borrower therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, instrument or chattel paper to enforce any remedy with respect thereto (provided that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such person has otherwise consented to the creation hereunder of a security interest in such contract, instrument or chattel paper or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the Code, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including the federal bankruptcy code) or principles of equity; provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and Borrower shall be deemed to have granted a security interest in, all its rights, title and interest in and to such contract, instrument or chattel paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Lenders' unconditional continuing security interest in and to all rights, title and interests of Borrower in or to any payment obligations or other rights to receive monies due or to become due under any such contract, instrument or chattel paper and in any such monies and other proceeds of such contract, instrument or chattel paper), or

(c) more than 65% of the total combined voting power of all classes of stock entitled to vote the shares of capital stock of any Subsidiary of Borrower not incorporated or organized under the laws of one of the States or jurisdictions of the United States.

                                    EXHIBIT B

                        LOAN PAYMENT/ADVANCE REQUEST FORM

     Fax To: __________________         Date:_______________

     LOAN PAYMENT:

                                        (BORROWER)

From Account #                          To Account #
(Deposit Account #)                     (Loan Account #)

     Principal $__________    and/or Interest $__________

     All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:


Authorized Signature:                           Phone Number:
                      ---------------                         ------------------

LOAN ADVANCE:

COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

From Account #                          To Account #
(Loan Account #)                        (Deposit Account #)

Amount of Advance $__________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone transfer request for an advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date:


Authorized Signature:                           Phone Number:
                      ---------------                         ------------------
OUTGOING WIRE REQUEST

COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.

Deadline for same day processing is 12:00pm, P.S.T.

Beneficiary Name:                       Amount of Wire: $__________

Beneficiary Bank:                       Account Number:

City and State:

Beneficiary Bank Transit (ABA) #: ______________ Beneficiary Bank Code (Swift, Sort, Chip, etc.):

                                        (FOR INTERNATIONAL WIRE ONLY)

Intermediary Bank:                      Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).


Authorized Signature: _______________   2nd Signature (If Required): ___________

Print Name/Title: ___________________   Print Name/Title: ______________________

Telephone # _________________________   Telephone # ____________________________

                                    EXHIBIT C

                        FORM OF LOAN AGREEMENT SUPPLEMENT
                        LOAN AGREEMENT SUPPLEMENT No. [ ]

     LOAN AGREEMENT SUPPLEMENT No. [_____], dated _______________, 20____
("Supplement"), to the Loan and Security Agreement dated as of _______________, 20____ (as amended, restated, or otherwise modified from time to time, the "Loan Agreement) by and among the undersigned ________________________ ("Borrower"), Oxford Finance Corporation ("Oxford") and Silicon Valley Bank ("SVB"). Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Loan Agreement.

     To secure the prompt payment by Borrower of all amounts from time to time outstanding under the Loan Agreement, and the performance by Borrower of all the terms contained in the Loan Agreement, Borrower grants Lenders, a first priority security interest in each item of equipment and other property described in Annex A hereto, which equipment and other property shall be deemed to be additional Financed Equipment and Collateral. The Loan Agreement is hereby incorporated by reference herein and is hereby ratified, approved and confirmed. Annex A (Equipment Schedule) is attached hereto.

     Borrower hereby certifies that (a) the foregoing information is true and correct; (b) the representations and warranties made by Borrower in the Loan Agreement are true and correct in all material respects on the date hereof and shall be true and correct in all material respects on such Equipment Advance Funding Date. No Event of Default has occurred and is continuing under the Loan Agreement. This Supplement may be executed by Borrower and Lenders in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     This Supplement is delivered as of this day and year first above written.

SILICON VALLEY BANK                     SGX PHARMACEUTICALS, INC.


By:                                     By:
   ----------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

OXFORD FINANCE CORPORATION


By:
   ----------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Annex A - Description of Financed Equipment

                              ANNEX A TO SUPPLEMENT

     The Financed Equipment being financed with the Equipment Advance which this Supplement is being executed is listed below. Upon the funding of such Equipment Advance, this schedule and the property described below automatically shall be deemed to be a part of the Collateral.

Description of Equipment   Make   Model   Serial #   Invoice #
------------------------   ----   -----   --------   ---------


                                    EXHIBIT D

                               FORM OF SVB WARRANT

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

                            WARRANT TO PURCHASE STOCK

Company: SGX PHARMACEUTICALS, INC. (formerly known as STRUCTURAL GENOMIX, INC.), a Delaware corporation

Number of Shares: [INSERT NUMBER OF SHARES EQUAL TO: (A) 4.8% MULTIPLIED BY THE TOTAL DOLLAR AMOUNT OF THE RELEVANT GROWTH CAPITAL ADVANCE OR EQUIPMENT ADVANCE MADE BY SVB, DIVIDED BY (B) $4.71] ________________

Class of Stock: Series B Preferred

Warrant Price: $4.71 per share

Issue Date: [INSERT RELEVANT GROWTH CAPITAL ADVANCE FUNDING DATE OR EQUIPMENT ADVANCE FUNDING DATE]

Expiration Date: The longer of (i) the 10th anniversary after the Issue Date, and (ii) five years after the closing of the Company's initial public offering of its Common Stock.

     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, SILICON VALLEY BANK ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the company (the "Company") at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

          1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

          1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.

          1.3 Fair Market Value. If the Company's common stock is traded in a public market and the Shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company's initial public offering, the "price to public" per share price specified in the final prospectus relating to such offering). If the Company's common stock is traded in a public market and the Shares are preferred stock, the fair market value of a Share shall be the closing price of a share of the Company's common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or, in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company's initial public offering, the initial "price to public" per share price specified in the final prospectus relating to such offering), in both cases, multiplied by the number of shares of the Company's common stock into which a Share is convertible. If the Company's common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

          1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

          1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.6 Treatment of Warrant Upon Acquisition of Company.

               1.6.1 "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity or the parent of the surviving entity after the transaction.

               1.6.2 Treatment of Warrant at Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is not an asset sale and in which the sole consideration is cash, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) calendar days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an "arms length" sale of all or substantially all of the Company's assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a "True Asset Sale"), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

C) Notwithstanding the foregoing provisions of this Section 1.6, in the event that the acquirer in an Acquisition does not agree to assume this Warrant at and as of the closing thereof, this Warrant, to the extent not exercised or converted on or prior to such closing, shall terminate and be of no further force or effect as of immediately following such closing if all of the following conditions are met: (i) the acquirer is subject to the reporting requirements of
Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended,
(ii) the class of stock or other security of the acquirer that would be received by Holder in connection with such Acquisition were Holder to exercise or convert this Warrant on or prior to the closing thereof is listed for trading on a national securities exchange or approved for quotation on an automated inter-dealer quotation system, (iii) the value (determined as of the closing of such Acquisition in accordance with the definitive agreements therefor) of the acquirer stock and/or other securities that would be received by Holder in respect of each Share were Holder to exercise or convert this Warrant on or prior to the closing of such Acquisition is equal to or greater than three (3) times the then-effective Warrant Price, and (iv) upon the exercise or conversion of this Warrant on or prior to the closing of such Acquisition, Holder would be able to publicly resell all of the acquirer stock and/or other securities that would be received by Holder in such Acquisition within 120 days following the closing thereof pursuant to an effective registration statement covering such acquirer stock and/or other securities or pursuant to the provisions of Rule 144 under the Act.

D) Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used herein "Affiliate" shall mean any person or entity that owns or controls directly or indirectly ten (10) percent or more of the stock of Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person's or entity's officers, directors, joint venturers or partners, as applicable.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

          2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

          2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Certificate of Incorporation, as such may be amended from time to time, upon the closing of a registered public offering of the Company's common stock or as otherwise provided therein. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3 Adjustments for Diluting Issuances. For so long as the Shares are preferred stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth in the Company's Certificate of Incorporation, as amended from time to time, as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Shares in the Company's Certificate of Incorporation, as amended from time to time, relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of Series B Preferred Stock..

          2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment; provided, however, that notwithstanding the foregoing, nothing in this Section 2.4 shall restrict or impair the Company's right to effect changes to the rights, preferences and privileges associated with the Shares with the requisite consent of the stockholders as may be required to amend the Certificate of Incorporation from time to time so long as such amendment affects the rights, preferences and privileges granted to Holder associated with the Shares in the same manner as the other holders of Series B Preferred Stock.

          2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company's expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          3.1 Representations and Warranties. The Company represents and warrants to the Holder as follows:

               (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold.

               (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

               (c) The Capitalization Table previously provided to Holder remains true and complete in all material respects as of the Issue Date.

          3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; or (b) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall give Holder: (1) at least 10 calendar days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b) above at least 10 calendar days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). While the Company is a private company, the Company shall send a concurrent written notice to Holder if the Company sends any written notice to its preferred stockholders regarding: (a) the Company offering for sale any shares of the Company's capital stock (or other securities convertible into such capital stock), other than (i) pursuant to the Company's stock option or other compensatory plans, (ii) in connection with commercial credit arrangements or equipment financings, or (iii) in connection with strategic transactions for purposes other than capital raising; or (b) the Company proposing to effect any reclassification or recapitalization of any of its stock. The Company shall send concurrently to Holder the same notice as the Company gives to the holders of registration rights if the Company proposes to offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash.

          3.3 Registration under Securities Act of 1933, as amended. The Company agrees to solicit the requisite consent of the holders of the Company's preferred stock to add the Holder as a party to the Company's Amended and Restated Investor Rights Agreement dated as of April 21, 2005, as such may be amended from time to time (the "Investor Rights Agreement") to provide Holder with those certain incidental, or "Piggyback," registration rights pursuant to and as set forth in the Company's Investor Rights Agreement; provided, however, that if Section 5.3 or Section 5.4 of this Warrant conflicts with any provisions of the Investor Rights Agreement, the provisions of Section 5.3 or Section 5.4 of this Warrant, as applicable, shall control until this Warrant has been fully exercised or terminated. The provisions set forth in the Company's Investors' Right Agreement or similar agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares of the same series and class as the Shares granted to the Holder.

          3.4 No Shareholder Rights. Except as provided in this Warrant, the Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.

          3.5 Information. So long as the Company is not a public company and solely after the Company's obligations to provide financial information under the Loan Agreement have terminated, upon the request by Holder, the Company shall provide to the Holder: (i) the quarterly reports furnished to certain of Company's investors under Section 3.1(c) of the Investors Rights Agreement (as defined in Section 3.3 of this Warrant), and (ii) the annual reports furnished to certain of Company's investors under Section 3.1(b) of the Investors Rights Agreement..

ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:

          4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

          4.2 Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

          4.3 Investment Experience. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

          4.4 Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

          4.5 The Act. The Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

ARTICLE 5. MISCELLANEOUS.

          5.1 Term: This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date.

          5.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

          5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company) and the transferee agrees to be bound by all of the terms and conditions of this Warrant. The Company shall not require Holder to provide an opinion of counsel if the transfer is to Holder's parent company, SVB Financial Group (formerly Silicon Valley Bancshares), or any other affiliate of Holder. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144, including without limitation, the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

          5.4 Transfer Procedure. Upon receipt by Holder of the executed Warrant, Holder will transfer all of this Warrant to Holder's parent company, SVB Financial Group, by execution of an Assignment substantially in the form of Appendix 2 whereby the transferee agrees to be bound by all of the obligations of Holder under this Warrant. Subject to the provisions of Article 5.3 and upon providing Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable) by execution of an Assignment substantially in the form of Appendix 2 whereby the transferee agrees to be bound by all of the obligations of Holder under this Warrant. The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

          5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

               SVB Financial Group
               Attn: Treasury Department
               3003 Tasman Drive, HA 200
               Santa Clara, CA 95054
               Telephone: 408-654-7400
               Facsimile: 408-496-2405

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

               SGX Pharmaceuticals, Inc.
               10505 Roselle Street
               San Diego, CA 92121
               Attn: Chief Financial Officer
               Telephone: (858) 558-4850
               Facsimile: (858) 622-8458

          5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          5.7 Attorney's Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

          5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to
Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

          5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

          5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

          5.11 Market Stand-Off. Upon the Company adding the Holder as a party to the Investor Rights Agreement as contemplated in Section 3.3 hereof, Holder shall become subject to and bound by the "Market Stand-Off" provision in Section
2.13 of the Investor Rights Agreement as it may be amended from time to time.

      [Remainder of page intentionally left blank; signature page follows]

"COMPANY"

SGX PHARMACEUTICALS, INC.
(f/k/a STRUCTURAL GENOMIX, INC.)


By:
    ----------------------------------------
Name: Michael Grey
      (Print)
Title: Chief Executive Officer and President


"HOLDER"

SILICON VALLEY BANK


By:
    ----------------------------------------
Name:
      --------------------------------------
      (Print)
Title:
       -------------------------------------

                                   APPENDIX 1

                               NOTICE OF EXERCISE

     1. Holder elects to purchase ___________ shares of the Common/Series ______ Preferred [strike one] Stock of __________________ pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

          [or]

     1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for _____________________ of the Shares covered by the Warrant.

          [Strike paragraph that does not apply.]

     2. Please issue a certificate or certificates representing the shares in the name specified below:

                                          --------------------------------------
                                                      Holders Name

                                          --------------------------------------

                                          --------------------------------------
                                                      (Address)

     3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

                                          HOLDER:

                                          --------------------------------------


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------
                                          (Date):
                                                  ------------------------------

                                   APPENDIX 2

                                   ASSIGNMENT

     For value received, Silicon Valley Bank hereby sells, assigns and transfers unto

Name:    SVB Financial Group
Address: 3003 Tasman Drive (HA-200)
         Santa Clara, CA 95054

Tax ID:  91-1962278

     that certain Warrant to Purchase Stock issued by ________________________ (the "Company"), on ____________, 200_ (the "Warrant") together with all rights, title and interest therein.

                                          SILICON VALLEY BANK


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

Date:
      ---------------------------------

By its execution below, and for the benefit of the Company, SVB Financial Group makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.

                                          SVB Financial Group


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                    EXHIBIT E

                             FORM OF OXFORD WARRANT

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

                            WARRANT TO PURCHASE STOCK

Company: SGX PHARMACEUTICALS, INC. (formerly known as STRUCTURAL GENOMIX, INC.), a Delaware corporation Number of Shares: [INSERT NUMBER OF SHARES EQUAL TO: (A) 4.8% MULTIPLIED BY THE TOTAL DOLLAR AMOUNT OF THE RELEVANT GROWTH CAPITAL ADVANCE OR EQUIPMENT ADVANCE MADE BY OXFORD, DIVIDED BY (B) $4.71]
________________
Class of Stock: Series B Preferred
Warrant Price: $4.71 per share

Issue Date: [INSERT RELEVANT GROWTH CAPITAL ADVANCE FUNDING DATE OR EQUIPMENT ADVANCE FUNDING DATE]

Expiration Date: The longer of (i) the 10th anniversary after the Issue Date, and (ii) five years after the closing of the Company's initial public offering of its Common Stock.

     THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, OXFORD FINANCE CORPORATION ("Holder") is entitled to purchase the number of fully paid and nonassessable shares of the class of securities (the "Shares") of the company (the "Company") at the Warrant Price, all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE 1. EXERCISE.

          1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Article 1.2, Holder shall also deliver to the Company a check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

          1.2 Conversion Right. In lieu of exercising this Warrant as specified in Article 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Article 1.3.

          1.3 Fair Market Value. If the Company's common stock is traded in a public market and the Shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before

Holder delivers its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company's initial public offering, the "price to public" per share price specified in the final prospectus relating to such offering). If the Company's common stock is traded in a public market and the Shares are preferred stock, the fair market value of a Share shall be the closing price of a share of the Company's common stock reported for the business day immediately before Holder delivers its Notice of Exercise to the Company (or, in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company's initial public offering, the initial "price to public" per share price specified in the final prospectus relating to such offering), in both cases, multiplied by the number of shares of the Company's common stock into which a Share is convertible. If the Company's common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

          1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

          1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

          1.6 Treatment of Warrant Upon Acquisition of Company.

               1.6.1 "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity or the parent of the surviving entity after the transaction.

               1.6.2 Treatment of Warrant at Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is not an asset sale and in which the sole consideration is cash, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) calendar days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an "arms length" sale of all or substantially all of the Company's assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a "True Asset Sale"), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

C) Notwithstanding the foregoing provisions of this Section 1.6, in the event that the acquirer in an Acquisition does not agree to assume this Warrant at and as of the closing thereof, this Warrant, to the extent not exercised or converted on or prior to such closing, shall terminate and be of no further force or effect as of immediately following such closing if all of the following conditions are met: (i) the acquirer is subject to the reporting requirements of
Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended,
(ii) the class of stock or other security of the acquirer that would be received by Holder in connection with such Acquisition were Holder to exercise or convert this Warrant on or prior to the closing thereof is listed for trading on a national securities exchange or approved for quotation on an automated inter-dealer quotation system, (iii) the value (determined as of the closing of such Acquisition in accordance with the definitive agreements therefor) of the acquirer stock and/or other securities that would be received by Holder in respect of each Share were Holder to exercise or convert this Warrant on or prior to the closing of such Acquisition is equal to or greater than three (3) times the then-effective Warrant Price, and (iv) upon the exercise or conversion of this Warrant on or prior to the closing of such Acquisition, Holder would be able to publicly resell all of the acquirer stock and/or other securities that would be received by Holder in such Acquisition within 120 days following the closing thereof pursuant to an effective registration statement covering such acquirer stock and/or other securities or pursuant to the provisions of Rule 144 under the Act.

D) Upon the closing of any Acquisition other than those particularly described in subsections (A), (B) and (C) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used herein "Affiliate" shall mean any person or entity that owns or controls directly or indirectly ten (10) percent or more of the stock of Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person's or entity's officers, directors, joint venturers or partners, as applicable.

ARTICLE 2. ADJUSTMENTS TO THE SHARES.

          2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the Shares payable in common stock, or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the Shares by reclassification or otherwise into a greater number of shares or takes any other action which increases the amount of stock into which the Shares are convertible, the number of shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

          2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Certificate of Incorporation, as such may be amended from time to time, upon the closing of a registered public offering of the Company's common stock or as otherwise provided therein. The Company or its successor shall promptly issue to Holder an amendment to this Warrant setting forth the number and kind of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event that results in a change of the number and/or class of securities issuable upon exercise or conversion of this Warrant. The amendment to this Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this
Article 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

          2.3 Adjustments for Diluting Issuances. For so long as the Shares are preferred stock, the number of shares of common stock issuable upon conversion of the Shares, shall be subject to adjustment, from time to time in the manner set forth in the Company's Certificate of Incorporation, as amended from time to time, as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Shares in the Company's Certificate of Incorporation, as amended from time to time, relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of Series B Preferred Stock..

          2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment; provided, however, that notwithstanding the foregoing, nothing in this Section 2.4 shall restrict or impair the Company's right to effect changes to the rights, preferences and privileges associated with the Shares with the requisite consent of the stockholders as may be required to amend the Certificate of Incorporation from time to time so long as such amendment affects the rights, preferences and privileges granted to Holder associated with the Shares in the same manner as the other holders of Series B Preferred Stock.

          2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

          2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company shall promptly notify Holder in writing, and, at the Company's expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect upon the date thereof and the series of adjustments leading to such Warrant Price.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

          3.1 Representations and Warranties. The Company represents and warrants to the Holder as follows:

               (a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which the Shares were last issued in an arms-length transaction in which at least $500,000 of the Shares were sold.

               (b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

               (c) The Capitalization Table previously provided to Holder remains true and complete in all material respects as of the Issue Date.

          3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon any of its stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; or (b) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall give Holder: (1) at least 10 calendar days prior written notice of the date on which a record will be taken for such dividend or distribution (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) above; and (2) in the case of the matters referred to in (b) above at least 10 calendar days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event). While the Company is a private company, the Company shall send a concurrent written notice to Holder if the Company sends any written notice to its preferred stockholders regarding: (a) the Company offering for sale any shares of the Company's capital stock (or other securities convertible into such capital stock), other than (i) pursuant to the Company's stock option or other compensatory plans, (ii) in connection with commercial credit arrangements or equipment financings, or (iii) in connection with strategic transactions for purposes other than capital raising; or (b) the Company proposing to effect any reclassification or recapitalization of any of its stock. The Company shall send concurrently to Holder the same notice as the Company gives to the holders of registration rights if the Company proposes to offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash.

          3.3 Registration under Securities Act of 1933, as amended. The Company agrees to solicit the requisite consent of the holders of the Company's preferred stock to add the Holder as a party to the Company's Amended and Restated Investor Rights Agreement dated as of April 21, 2005, as such may be amended from time to time (the "Investor Rights Agreement") to provide Holder with those certain incidental, or "Piggyback," registration rights pursuant to and as set forth in the Company's Investor Rights Agreement; provided, however, that if Section 5.3 or Section 5.4 of this Warrant conflicts with any provisions of the Investor Rights Agreement, the provisions of Section 5.3 or Section 5.4 of this Warrant, as applicable, shall control until this Warrant has been fully exercised or terminated. The provisions set forth in the Company's Investors' Right Agreement or similar agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares of the same series and class as the Shares granted to the Holder.

          3.4 No Shareholder Rights. Except as provided in this Warrant, the Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.

          3.5 Information. So long as the Company is not a public company and solely after the Company's obligations to provide financial information under the Loan Agreement have terminated, upon the request by Holder, the Company shall provide to the Holder: (i) the quarterly reports furnished to certain of Company's investors under Section 3.1(c) of the Investors Rights Agreement (as defined in Section 3.3 of this Warrant), and (ii) the annual reports furnished to certain of Company's investors under Section 3.1(b) of the Investors Rights Agreement..

ARTICLE 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:

          4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Shares.

          4.2 Disclosure of Information. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

          4.3 Investment Experience. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The Holder has experience as an investor in securities of companies in the development stage and acknowledges that the Holder can bear the economic risk of such Holder's investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

          4.5 Accredited Investor Status. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

          4.5 The Act. The Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. The Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available.

ARTICLE 5. MISCELLANEOUS.

          5.1 Term: This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date.

          5.2 Legends. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

     THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

     AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF ARTICLE 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

          5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company) and the transferee agrees to be bound by all of the terms and conditions of this Warrant. The Company shall not require Holder to provide an opinion of counsel if the transfer is to any other affiliate of Holder. Additionally, the Company shall also not require an opinion of counsel if there is no material question as to the availability of Rule 144, including without limitation, the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

          5.4 Transfer Procedure. Upon receipt by Holder of the executed Warrant, Holder may transfer this Warrant to any affiliate of Holder, by execution of an Assignment substantially in the form of Appendix 2 whereby the transferee agrees to be bound by all of the obligations of Holder under this Warrant. Subject to the provisions of Article 5.3 and upon providing Company with written notice, any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the Shares issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable) by execution of an Assignment substantially in the form of Appendix 2 whereby the transferee agrees to be bound by all of the obligations of Holder under this Warrant. The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

          5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may (or on the first business day after transmission by facsimile) be, in writing by the Company or such Holder from time to time. Effective upon receipt of the fully executed Warrant and the initial transfer described in Article 5.4 above, all notices to the Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

               Oxford Finance Corporation
               133 N. Fairfax Street
               Alexandria, VA 22314
               Attn: Michael J. Altenburger, Chief Financial Officer
               Telephone: (703) 519-4900
               Facsimile: (703) 519-5225

Notice to the Company shall be addressed as follows until the Holder receives notice of a change in address:

               SGX Pharmaceuticals, Inc.
               10505 Roselle Street
               San Diego, CA 92121
               Attn: Chief Financial Officer
               Telephone: (858) 558-4850
               Facsimile: (858) 622-8458

          5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

          5.7 Attorney's Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

          5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to
Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to the Holder.

          5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

          5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

          5.11 Market Stand-Off. Upon the Company adding the Holder as a party to the Investor Rights Agreement as contemplated in Section 3.3 hereof, Holder shall become subject to and bound by the "Market Stand-Off" provision in Section
2.13 of the Investor Rights Agreement as it may be amended from time to time.

      [Remainder of page intentionally left blank; signature page follows]

"COMPANY"

SGX PHARMACEUTICALS, INC. (f/k/a
STRUCTURAL GENOMIX, INC.)


By:
    ---------------------------------
Name: Michael Grey
      (Print)
Title: Chief Executive Officer and
       President

"HOLDER"

OXFORD FINANCE CORPORATION


By:
    ---------------------------------

Name:
     --------------------------------
     (Print)

Title:
       ------------------------------

                                   APPENDIX 1

                               NOTICE OF EXERCISE

     1. Holder elects to purchase ___________ shares of the Common/Series ______ Preferred [strike one] Stock of __________________ pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

          [or]

     1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for _____________________ of the Shares covered by the Warrant.

     [Strike paragraph that does not apply.]

     2. Please issue a certificate or certificates representing the shares in the name specified below:

                                        ----------------------------------------
                                        Holders Name

                                        ----------------------------------------

                                        ----------------------------------------
                                        (Address)

     3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Article 4 of the Warrant as the date hereof.

                                        HOLDER:

                                        ---------------------------------------


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------
                                        (Date):
                                                -------------------------------

                                   APPENDIX 2

                                   ASSIGNMENT

     For value received, Oxford Finance Corporation hereby sells, assigns and transfers unto

          Name:
                ------------------------
         Address:
                  ----------------------
          Tax ID:
                  ----------------------

     that certain Warrant to Purchase Stock issued by ________________________ (the "Company"), on ____________, 200_ (the "Warrant") together with all rights, title and interest therein.

                                        OXFORD FINANCE CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Date:
      -------------------------------

By its execution below, and for the benefit of the Company, _____________ makes each of the representations and warranties set forth in Article 4 of the Warrant and agrees to all other provisions of the Warrant as of the date hereof.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT F
                             COMPLIANCE CERTIFICATE

TO:   SILICON VALLEY BANK and OXFORD FINANCE CORPORATION
FROM: SGX PHARMACEUTICALS, INC.

     The undersigned authorized officer of SGX PHARMACEUTICALS, INC. certifies that under the terms and conditions of the Loan and Security Agreement among Borrower and Lenders (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. In addition, the undersigned certifies that (1) Borrower and each Subsidiary have timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP and
(ii) no liens has been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits which Borrower has not previously notified in writing to Lenders. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

     Please indicate compliance status by circling Yes/No under "Complies" column.

REPORTING COVENANT                                       REQUIRED          COMPLIES
------------------                                       --------          --------
Prior to the Company becoming a public company:
Monthly financial statements with CC              Monthly within 30 days   Yes   No
Annual (CPA Audited)                              FYE within 180 days      Yes   No
Annual projections                                FYE within 60 days
                                                  of Board approval        Yes   No

After the Company becoming a public company:
10-Q, 10-K and 8-K                                Within 5 days after
                                                  filing with SEC          Yes   No

Comments Regarding Exceptions:
See Attached.                           LENDER USE ONLY
                                        Received by:
                                                     ---------------------------
Sincerely,                                                AUTHORIZED SIGNER
                                        Date:
                                              ----------------------------------
-------------------------------------   Verified:
Signature                                         ------------------------------
                                                          AUTHORIZED SIGNER
Title                                   Date:
      -------------------------------         ----------------------------------
Date                                    Compliance Status: Yes     No
     --------------------------------                          ---    ---

                                    EXHIBIT G
                       FORM OF GROWTH CAPITAL ADVANCE NOTE
                             SECURED PROMISSORY NOTE

$____________________                                              Dated: [Date]

     FOR VALUE RECEIVED, the undersigned, SGX PHARMACEUTICALS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of [LENDER] ("Lender") the principal amount of ____________ Dollars ($__________) or such lesser amount as shall equal the outstanding principal balance of the Growth Capital Advance made to Borrower by Lender pursuant to the Loan Agreement (defined below), and to pay all other amounts due with respect to the Growth Capital Advance on the dates and in the amounts set forth in the Loan Agreement. (Capitalized terms, unless defined in this Note, shall have the meaning given such capitalized term in the Loan Agreement.)

     Interest on the principal amount of this Note from the date of this Note shall accrue at _____% per annum based on a 360-day year of twelve 30-day months or, if applicable, the Default Rate. Borrower shall make payments of accrued interest only on the outstanding principal amount of the Growth Capital Advance on the first Business Day of each month ("Payment Date"), commencing __________, 2005, through and including January 1, 2006. Commencing on February 1, 2006, and continuing on consecutive Payment Dates thereafter, Borrower shall make to Lender thirty six (36) equal payments of principal and accrued interest on the then outstanding principal amount in the amount of ________ Dollars ($________).

     Principal, interest and all other amounts due with respect to the Growth Capital Advance, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of [Date], to which Borrower and Lender are parties (the "Loan Agreement"). The Loan Agreement, among other things, (a) provides for the making of this secured Growth Capital Advance to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement. This Note and the obligation of Borrower to repay the unpaid principal amount of the Growth Capital Advance, interest on the Growth Capital Advance and all other amounts due Lenders under the Loan Agreement is secured under the Loan Agreement.

     Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

     Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lenders in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

                                        SGX PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

                                   SCHEDULED
       PRINCIPAL                    PAYMENT
DATE     AMOUNT    INTEREST RATE     AMOUNT    NOTATION BY
----   ---------   -------------   ---------   -----------


                                    EXHIBIT H
                         FORM OF EQUIPMENT ADVANCE NOTE
                             SECURED PROMISSORY NOTE

$____________________                                              Dated: [Date]

     FOR VALUE RECEIVED, the undersigned, SGX PHARMACEUTICALS, INC., a Delaware corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of [LENDER] ("Lender") the principal amount of ____________ Dollars ($__________) or such lesser amount as shall equal the outstanding principal balance of the Equipment Advance made to Borrower by Lender pursuant to the Loan Agreement (defined below), and to pay all other amounts due with respect to the Equipment Advance on the dates and in the amounts set forth in the Loan Agreement. (Capitalized terms, unless defined in this Note, shall have the meaning given such capitalized term in the Loan Agreement.)

     Interest on the principal amount of this Note from the date of this Note shall accrue at _____% per annum based on a 360-day year of twelve 30-day months or, if applicable, the Default Rate. Commencing on ___________, 200_, and on the first Business Day of each month thereafter (each a "Payment Date"), Borrower shall make to Lender thirty six (36) equal payments of principal and accrued interest on the then outstanding principal amount in the amount of ________ Dollars ($________).

     Principal, interest and all other amounts due with respect to the Equipment Advance, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement. The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

     This Note is one of the Notes referred to in, and is entitled to the benefits of, the Loan and Security Agreement, dated as of [Date], to which Borrower and Lender are parties (the "Loan Agreement"). The Loan Agreement, among other things, (a) provides for the making of this secured Equipment Advance to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     This Note may not be prepaid except as set forth in Section 2.3 of the Loan Agreement. This Note and the obligation of Borrower to repay the unpaid principal amount of the Equipment Advance, interest on the Equipment Advance and all other amounts due Lenders under the Loan Agreement is secured under the Loan Agreement.

     Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

     Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred by Lenders in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

                                        SGX PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

                                   SCHEDULED
       PRINCIPAL                    PAYMENT
DATE     AMOUNT    INTEREST RATE     AMOUNT    NOTATION BY
----   ---------   -------------   ---------   -----------



                                        4